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                                                                    Exhibit 99.4

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
         FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS


I, Robert A. Peiser, Chief Executive Officer of Imperial Sugar Company, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Imperial Sugar Company, and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o September 30, 2001 Annual Report on Form 10-K filed with the Commission of Imperial Sugar Company;

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Imperial Sugar Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.



                                                    Subscribed and sworn to
                                                    before me this 13th day of
/s/ Robert A. Peiser                                August 2002.
--------------------
Robert A. Peiser                                         /s/Susan DiMucci
President and Chief Executive Officer                    --------------------
August 13, 2002                                          Notary Public
                                                         My Commission Expires:
                                                            May 31, 2003